JANUARY 12, 2017

SUPPLEMENT TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2016, AS RESTATED AUGUST 10, 2016, AS LAST SUPPLEMENTED DECEMBER 19, 2016

Effective immediately, the first paragraph in the section entitled “Transfer Agent” is deleted in its entirety and replaced with the following:

HASCO, located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, is the transfer agent for each Fund.  As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account.  For providing such services, HASCO is compensated on a per account basis, except with respect to Class Y shares, for which it is compensated based on average daily net assets, subject to a cap. At a special meeting of the Boards of Directors (the “Boards”) held on January 11, 2017, the Boards approved the removal of the cap on the transfer agency fees for Class Y shares to be effective May 1, 2017.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.

January 2017